Exhibit 99.1

3rd Quarter Fiscal Year 2018 Earnings Call April 26, 2018 Carpenter Technology Corporation

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2017, Form 10-Q for the quarters ended September 30, 2017 and December 31, 2017, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the degree of success of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; and (15) fluctuations in oil and gas prices and production. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter’s consolidated financial information but is not presented in Carpenter’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation.

Tony Thene President and Chief Executive Officer 3rd Quarter Fiscal Year 2018 Summary

Safety is Our Highest Priority 4.8 3.9 3.5 3.9 3.7 3.3 2.1 2.2 2.0 1.1 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 YTD Total Case Incident Rate (TCIR)

3rd Quarter Summary Solutions-Based Commercial Approach Driving Market Share Gains and Generating Backlog Growth; Continuing to Invest in Next-Generation Capabilities Strong execution drove reported EPS of $0.63, adjusted EPS of $0.60 – best third quarter operating income since FY14 All end-use markets generated sequential revenue growth Backlog up 13% sequentially and 27% year-over-year Sequential revenue growth in Aerospace and Defense driven by robust engine demand and diverse solutions offerings; fifth consecutive quarter of year-over-year sales growth Increasing activity in oil & gas; sales growth outpaced North American Directional & Horizontal rig count Specialty Alloys Operations (SAO) delivered best third quarter since Q3-13; operating margin above 15% for fifth consecutive quarter Performance Engineered Products (PEP) continued strong performance driven by higher Medical and Energy demand Carpenter Operating Model focused on manufacturing process improvements and unlocking incremental capacity Continuing to actively engage with major customers on Athens Vendor Approved Processes (VAP) qualifications Strengthening long-term growth profile through expanded additive manufacturing and titanium powder capabilities Capital structure provides flexibility to invest in our solutions portfolio

Q3-18 End-Use Market Highlights

		Q3-18 Net Sales ex. Surcharge ($M)*		vs. Q3-17	vs. Q2-18	Comments
	**Aerospace and Defense**	260.5	55%	+22%	+18%	▪ Strong year-over-year (YoY) performance driven by engine, avionics and distribution sub-markets ▪ Positive sequential demand across all sub-markets ▪ Engine demand remains strong with double digit sequential and YoY growth ▪ Fastener demand up sequentially but relatively flat YoY ▪ Defense continues strong YoY growth driven by program specific demand
	**Energy**	33.3	7%	-9%	+15%	▪ North American (NA) directional rig count up 22% YoY and up 9% sequentially ▪ Oil & gas up 35% YoY and up 15% sequentially reflecting improving demand conditions due in part to replacement activity by service companies ▪ Power generation continues to be negatively impacted by industry headwinds
	**Transportation**	33.9	7%	+8%	+14%	▪ Strong YoY performance as high temp products continue to drive more favorable mix ▪ Sequentially, demand improved across most product applications as heavy duty truck production in NA remains healthy
	**Medical**	37.6	8%	+19%	+1%	▪ YoY growth across most sub-markets especially improving demand in orthopedics and cardiology as well as market share gains with key customers ▪ Sequentially, volumes negatively impacted by disruptions related to Dynamet fire which offset strong overall demand conditions
	**Industrial and Consumer**	72.2	15%	+8%	+3%	▪ Industrial up sequentially and YoY driven by continued strengthening demand for select applications and market share gains ▪ Consumer down sequentially and YoY due largely to ongoing supply chain reductions for certain sporting goods

Sales ex-surcharge up 14% year-over-year and up 14% sequentially

*Excludes sales through Carpenter's Distribution businesses

© 2018 CRS Holdings, Inc. All rights reserved

6

CARPENTER WHEN PERFORMANCE IS EVERYTHING

Damon Audia Senior Vice President and Chief Financial Officer 3rd Quarter Financial Overview and Business Update

Strong execution contributed to best Q3 operating income performance since Q3-14 Income Statement Summary *Detailed schedule included in Non-GAAP Schedules in Appendix Pounds ('000) Net Sales Sales ex. Surcharge * Gross Profit Selling, General and Administrative Expenses Operating Income Operating Income ex. Pension EID % of Sales ex. Surcharge Special Tax Items * Effective Tax Rate Net Income Diluted Earnings per Share Adjusted Diluted Earnings per Share *

Strong free cash flow driven by earnings and inventory reductions Free Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix ok ok $ Millions YTD FY17 Q1-18 Q2-18 Q3-18 YTD FY18 FY13 FY14 Net Income + Non-cash Items 200 61 62 67 189 331 294 Inventory (89) (46) (35) 41 (41) (15) (37) Working Capital / Other 25 (18) (1) (34) (51) 18 (11) Total Net Working Capital / Other (64) (64) (36) 7 (92) 3 (48) Pension Plan Contributions (100) (4) (1) (1) (6) Net Cash Provided From (Used For) Operating Activities 36 (7) 25 73 91 #REF! #REF! Purchases of Property, Equipment and Software (63) (29) (27) (25) (81) (114) (81) Acquisition of businesses (35) - - (13) (13) Dividends Paid (26) (9) (9) (9) (26) (38) (38) Other 6 - - 9 9 Free Cash Flow * (82) (45) (11) 35 (21) Cash 17 25 21 47 (9) 33 31 21 Available Borrowing Under Credit Facility 380 391 385 394 0 0 493 453 Total Liquidity 397 416 406 441 #REF! #REF! 524 474

Liquidity of $441 million ($47 million of cash and $394 million of available borrowings under revolving credit facility) No significant required pension plan contributions until fiscal year 2022 Maturities of $55 million in Q4-18; no other debt maturities until fiscal year 2022 Capital Structure Enhances Growth Opportunities Ample liquidity with no meaningful near-term obligations enables growth potential ($ in millions) $250 * Pension contributions estimated based on actuarial valuations as prescribed by pension funding regulations effective June 30, 2017 *

SAO Segment Summary Q3 Operating Results Q3 Business Results Q4-18 Outlook Strong volume growth driven by solutions-focused strategy and higher demand across all end-use markets Backlog increased on sequential and year-over-year basis Carpenter Operating Model delivering manufacturing improvements and incremental capacity Strong demand signals in most end-use markets Continued focus on unlocking capacity in key work centers Given growth opportunities and backlog, operating income expected to increase up to 10% sequentially SAO Q3-17 Q2-18 Q3-18 vs Q3-17 vs Q2-18 Pounds ('000) 61,006 60,080 66,866 5,860 6,786 Net Sales ($M) 383.3 406.3 482.4 99.1 76.1 Sales ex. Surcharge ($M) 322.4 331.8 381.3 58.9 49.5 Operating Income ($M) 51.9 49.8 58.0 6.1 8.2 % of Net Sales 13.5% 12.3% 12.0% -1.5 pts -0.3 pts % of Sales ex. Surcharge 16.1% 15.0% 15.2% -0.9 pts +0.2 pts PEP Q3-17 Q2-18 Q3-18 vs Q3-17 vs Q2-18 Pounds ('000) 2,956 3,096 2,512 (444) (584) Sales ex. Surcharge ($M) 91.4 90.2 80.4 (11.0) (9.8) Op Inc ex. EID ($M) (0.4) (1.3) (2.8) (2.4) (1.5) % of Sales ex. Surcharge -0.4% -1.4% -3.5% -3.1% -2.1% Q3-17 90.2 Q3-18 vs Q3-17 Op Income Adjusted ($M)* 63.5 #REF! 35.1 (28.4) Diluted EPS Reported $ 0.57 #REF! $ (0.03) $ (0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $ (0.25)

PEP Segment Summary Q3 Operating Results Q3 Business Results Q4-18 Outlook Strong demand for titanium products in Medical end-use markets Solid performance by non-fire related businesses Oil & gas activity increasing; third consecutive profitable quarter at Amega West Continued strong demand for titanium products and improving outlook for Amega West Ongoing operating headwinds related to fire restoration Operating income expected to be up 55-60% versus Q3 ($5.4 million) * Pounds related to manufactured pounds for Dynamet and Carpenter Powder Products only SAO Q3-17 Q2-18 Q3-18 vs Q3-17 vs Q2-18 Pounds* ('000) 2,840 3,282 2,946 106 (336) Net Sales ($M) 98.7 104.8 107.9 9.2 3.1 Sales ex. Surcharge ($M) 98.5 104.6 107.5 9.0 2.9 Operating Income ($M) 4.7 7.5 5.4 0.7 (2.1) % of Net Sales 4.8% 7.2% 5.0% +0.2 pts -2.2 pts % of Sales ex. Surcharge 4.8% 7.2% 5.0% +0.2 pts -2.2 pts PEP Q3-17 Q2-18 Q3-18 vs Q3-17 vs Q2-18 Pounds ('000) 2,956 3,096 2,512 (444) (584) Sales ex. Surcharge ($M) 91.4 90.2 80.4 (11.0) (9.8) Op Inc ex. EID ($M) (0.4) (1.3) (2.8) (2.4) (1.5) % of Sales ex. Surcharge -0.4% -1.4% -3.5% -3.1% -2.1% Q3-17 90.2 Q3-18 vs Q3-17 Op Income Adjusted ($M)* 63.5 #REF! 35.1 (28.4) Diluted EPS Reported $ 0.57 #REF! $ (0.03) $ (0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $ (0.25)

Tony Thene President and Chief Executive Officer 3rd Quarter Fiscal Year 2018 Closing Comments

Evolution to True Solutions Provider

CalRAM
A Carpenter Company



Leader in powder-bed fusion additive manufacturing (AM) metal printing services

Direct connection with rapidly expanding customer base

Meltless Titanium Powder



Exclusive license agreement for meltless titanium (Ti) technology

Opportunity to produce lower cost Ti powder for multiple end-use markets



Application Requirements
ALLOYS
POWDER
PRINT PARAMETERS
ADDITIVE DESIGN
POST PROCESSING
PRODUCTION

Puris Acquisition



Producing multiple AM grade powders

Created Puris 5+: first high-strength, low-oxygen Ti powder; exceeds standard Ti 6Al-4V Grade 5 strength levels by ~18%

Emerging Technology Center



State-of-the-art center focusing on development related to key growth initiatives: AM, soft magnetics & powder production

Currently finalizing site selection

End-to-end additive manufacturing solutions portfolio

© 2018 CRS Holdings, Inc. All rights reserved

14

CARPENTER® WHEN PERFORMANCE IS EVERYTHING

Closing Comments Expanding our Role as an Irreplaceable Supply Chain Partner and Building Foundation for Sustainable Long-Term Growth Continued solid financial performance driven by solutions-focused commercial approach combined with operations execution Strong commercial execution capturing market share, expanding market opportunities and winning new customers Growth across most Aerospace and Defense sub-markets demonstrates benefits of broad diversified industry participation Conditions in oil & gas strengthening; Amega West capturing market share Carpenter Operating Model delivering manufacturing enhancements and capacity gains Ongoing progress and dialogue with major customers regarding Vendor Approved Processes (VAP) qualifications at Athens Strengthening foundation in future growth areas including additive manufacturing and titanium powder Solid financial position and free cash flow generation provides flexibility to invest in growth areas

Appendix of Non-GAAP Schedules

Non-GAAP Schedules (Unaudited) Adjusted Diluted Earnings per Share Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. $ Millions except per share amounts Q3-17 Q2-18 Q3-18 Net Income 20.7 92.1 30.2 Diluted Earnings per Share 0.44 $ 1.92 $ 0.63 $ Special Items Impact of US tax reform and other legislative changes - (66.0) (1.6) Net Income excluding Special Items 20.7 26.1 28.6 Adjusted Diluted Earnings per Share 0.44 $ 0.55 $ 0.60 $

Non-GAAP Schedules (Unaudited)

Operating Margin Excluding Surcharge Revenue and Pension Earnings, Interest and Deferrals ("Pension EID")

$ Millions	Q3-17	Q2-18	Q3-18
Net sales	473.6	487.8	572.2
Less: surcharge revenue	60.7	72.3	99.7
Consolidated Net Sales Excluding Surcharge	**412.9**	**415.5**	**472.5**
Operating income	35.8	40.8	45.2
Pension EID	5.6	0.5	0.5
Operating Income Excluding Pension EID	**41.4**	**41.3**	**45.7**
Operating Margin	**7.6%**	**8.4%**	**7.9%**
Operating Margin Excluding Surcharge and Pension EID	**10.0%**	**9.9%**	**9.7%**

Management believes that removing the impacts of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of pension EID, which may be volatile due to changes in the financial markets, is helpful in analyzing the true operating performance of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

© 2018 CRS Holdings, Inc. All rights reserved

18

CARPENTER® WHEN PERFORMANCE IS EVERYTHING

Non-GAAP Schedules (Unaudited) Free Cash Flow Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses. Q3-17 Q2-18 Q3-18 YTD FY17 YTD FY18 Net cash provided from operating activities 61.7 24.7 73.4 36.3 90.7 Purchases of property, equipment and software (18.0) (26.8) (25.2) (63.1) (80.9) (35.3) - (13.3) (35.3) (13.3) - - 1.9 - 2.0 6.3 - 6.3 6.3 6.3 Dividends paid (8.6) (8.6) (8.6) (25.6) (25.8) Free Cash Flow 6.1 (10.7) 34.5 (81.4) (21.0) $ Millions Proceeds from disposals of property and equipment and assets held for sale Acquisition of businesses Proceeds from note receivable from sale of equity method investment